SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


     Filed by the Registrant [x]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ]  Preliminary Proxy Statement

     [ ]  Confidential, for Use of the Commission
          Only (as permitted by Rule 14a-6(e)(2))

     [x]  Definitive Proxy Statement

     [ ]  Definitive Additional Materials

     [ ]  Soliciting Material Under Rule 14a-12


                             DHB CAPITAL GROUP INC
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                (Name or Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

     [x]  No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applied:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee was calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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     [ ]  Fee paid previously with preliminary materials:

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     [ ]  Check box if any part of the fee is offset as provided by
          Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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

                             DHB CAPITAL GROUP INC.
                               555 WESTBURY AVENUE
                           CARLE PLACE, NEW YORK 11514

                               TEL. (516) 997-1155


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


NOTICE IS HEREBY given of the Annual Meeting of Shareholders of DHB Capital Group Inc. (the "Company") will be held on Friday, July 21, 2000 at 5:00 PM at the office of the Company located at 555 Westbury Ave. Carle Place, NY 11514. The meeting is being called for the following purposes:

     1. To elect four directors.

     2. To ratify the appointment of independent accountants.

     3. To transact such other business as may properly come before the meeting.

Accompanying this Notice is the Proxy Statement and Form of Proxy.

Only Shareholders of record at the close of business on June 5, 2000 will be entitled to vote at the meeting and any adjournment thereof.

DATED:   Carle Place, New York



                       BY ORDER OF THE BOARD OF DIRECTORS

                                DAWN M. SCHLEGEL
                                    SECRETARY

                             YOUR VOTE IS IMPORTANT

PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT YOUR SHARES WILL BE REPRESENTED IN THE MEETING. IF YOU CHOOSE TO ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND PERSONALLY CAST YOUR VOTES.

                             DHB CAPITAL GROUP INC.
                               555 WESTBURY AVENUE
                           CARLE PLACE, NEW YORK 11514

                               TEL. (516) 997-1155

                                 PROXY STATEMENT

This Proxy Statement, the accompanying proxy and the Company's Annual Report for 1999 and 1998 are first being sent to shareholders on or about June 23, 2000.

The Board of Directors solicits the accompanying proxy. It may be revoked at any time before being voted by written notice given to the secretary of the meeting or by the delivery of a later dated proxy. Proxies properly executed, duly returned to the Company and not revoked, will be voted at the meeting in accordance with the directions specified in the proxy. If no directions are given, the proxy will be voted FOR the election of the 4 nominees listed on the
                                ---
proxy  and FOR  Proposal  2. The  Board of  Directors  are not aware at the date
           ---
hereof of any other matter proposed to be presented at the meeting, and does not believe that any matter may be properly presented other than the election of directors and Proposal 2. If any other matter is properly presented, the person named in the enclosed form of Proxy will have discretionary authority to vote hereon according to their best judgment. Presence at the meeting does not itself revoke the proxy.

VOTING RIGHTS AND PRINCIPAL HOLDERS

The only securities of the Company entitled to be voted are shares in Common Stock. The Company is authorized to issue 100,000,000 Common shares, par value $.001 per share. There are issued and outstanding 32,332,181 Shares as of the close of business June 5, 2000, the record date for the meeting, each of which is entitled to one vote on each matter to be voted on at the meeting.

A quorum consisting of a majority of all shares outstanding and entitled to vote at the meeting, present, in person or represented by proxy, is required for the purpose of considering all of the matters to come before the meeting. A quorum being present, directors are elected by a plurality of shares present in person or represented by proxy and entitled to vote; and the ratification of the appointment of independent accountants requires the affirmative vote of a majority of shares present in person or represented by proxy and entitled to vote.

At the meeting, broker "non-votes" and the shares as to which a stockholder abstains are included for purposes of determining whether a quorum of shares is present at a meeting. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Broker "non-votes" are not included in the tabulation of the voting results on the election of directors or issues requiring approval of a majority of the votes cast and, therefore, do not have the effect of votes in opposition in such tabulations.

PERSONS MAKING THE SOLICITATION

Solicitation will be made by mail and possibly supplemented by telephone or other personal contact to be made without special compensation by regular officers and employees of the Company. The Company may reimburse nominees or agents (including brokers holding shares on behalf of clients) for the cost incurred in obtaining from their principals' authorization to execute forms of proxy. No solicitation will be made by specifically engaged employees or soliciting agents. The cost of solicitation will be borne by the Company.

PROPOSAL 1

                              ELECTION OF DIRECTORS

Each director of the Company is elected annually and holds office until the next annual Meeting of Shareholders and until his successors are duly elected. In the absence of instructions to the contrary, the shares represented by proxy will be voted FOR the nominees listed below. All of the nominees are currently directors.

MANAGEMENT DOES NOT CONTEMPLATE THAT ANY OF THE NOMINEES WILL BE UNABLE TO SERVE AS A DIRECTOR. IN THE EVENT THAT PRIOR TO THE MEETING ANY VACANCIES OCCUR IN THE SLATE OF NOMINEES LISTED BELOW. IT IS INTENDED THAT DISCRETIONARY AUTHORITY SHALL BE EXERCISED BY THE PERSON NAMED IN THE PROXY AS NOMINEE TO VOTE THE SHARES REPRESENTED BY PROXY FOR THE ELECTION OF ANY OTHER PERSON OR PERSONS AS DIRECTORS.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE NOMINEES NAMED BELOW. A PLURALITY OF THE VOTES CAST AT THE MEETING IS REQUIRED TO ELECT EACH DIRECTOR. CERTAIN INFORMATION REGARDING EACH NOMINEE FOR DIRECTOR IS GIVEN BELOW.


NAME                       AGE      DIRECTOR SINCE   POSITION WITH THE COMPANY
----                       ---      --------------   -------------------------


DAVID H. BROOKS            45            1/92        CHAIRMAN AND DIRECTOR

MORTON A. COHEN            64           12/96        DIRECTOR

JEROME KRANTZ              45                        NOMINEE FOR DIRECTOR

DAWN M. SCHLEGEL           31                        NOMINEE FOR DIRECTOR

         The Directors serve for a term of one year following their election at the Annual Meeting of Shareholders, and until their successors have been elected and qualified. The officers serve at the discretion of the Board of Directors.

DIRECTORS AND EXECUTIVE OFFICERS

         DAVID H. BROOKS, age 45, has served as the Chairman and Chief Executive Officer of the Company since its inception in 1992. In September 1998, Mr. Brooks resigned his position as CEO and COB as a condition for listing on NASDAQ. He is currently serving as Co-Chairman of the Board. Mr. Brooks has been the Chairman of the Board, President and a Director of Brooks Industries of L.I., Inc. ("Brooks Industries"), since October 1988, a New York corporation of which he is the sole shareholder and through which he makes investments. Brooks Industries engages in the venture capital business and in securities trading.
Mr. Brooks received a Bachelor of Science degree in accounting from New York University in 1976. Since that time he has been engaged principally as an investor for his own account.

         MORTON A. COHEN, age 64, is a director of the Company and has over ten years experience in venture capital and over twenty-five years experience in the public securities industry, both as a securities analyst and an investment banker. Also, he has successfully managed several emerging growth companies. Mr. Cohen has been Chairman, President and Chief Executive Officer of Clarion Capital Corp. since 1982. Mr. Cohen served as Governor of the Montreal Stock Exchange, is a Chartered Financial Analyst and holder of a N.M.B.A. from the Wharton School of Business of the University of Pennsylvania. Mr. Cohen was a member of the Small Business Investment Advisory of Small Business Investment Companies and is a member of the Small Business Investment Advisory Council. He is the Chairman of Monitek Technologies, Inc. (NASDAQ), Chairman of Cohesant Technologies (NASDAQ) and Director of Gothic Energy (NASDAQ) and a director of Zemex Corp (NYSE). Mr. Cohen has been a director of the Company since 1996. He presently serves on the audit committee.

        JEROME KRANTZ, age 45, has over twenty years experience in the insurance and financial industry. He has successfully run is own firm during this time. Mr. Krantz is a chartered life underwriter and a chartered financial consultant. In addition he is a registered investment advisor.

        DAWN M. SCHLEGEL, age 31, is the Chief Financial Officer of the Company, and nominee for director of the Company. She has also served as Treasurer and Secretary of the Company since September 1999. She has functioned in various positions within the Company's operations and finances since 1996. Mrs. Schlegel became a Certified Public Accountant in 1993. She worked for Israeloff, Trattner & Co. CPA's P.C., a certified public accounting firm, for five years prior thereto.

         LEONARD ROSEN, age 62, is a founder of PACA and has served as its President since its inception in 1975. He is actively involved in all facets of PACA's operations, from production to sales. Mr. Rosen has experience in the apparel industry for over 35 years. He worked closely in the research and development of ballistic-resistant soft body armor and helmets with the Federal Government, including serving as a charter member of the committee that conceived the National Institute of Justice "0l" Standard for ballistic body armor.

         SANDRA HATFIELD, age 46, has been President of Point Blank since October 1996. For more than 5 years prior thereto, she was the Vice President of Production at PACA. She has over twenty-five years experience in all aspects of the apparel industry, with specialties in quality assurance and control as well as manufacturing engineering and job flow systems.

         JOSEPH GIAQUINTO, age 36, has been President of NDL since March 1995. For more than 7 years prior thereto, he was a Vice President of Sales for Tru-Fit Marketing, of Boston, Massachusetts. He has more than 12 years experience in the selling, marketing and production of successful manufacturing programs to mass merchandisers, chain drug stores and food retailers.

         ITEM 10.  EXECUTIVE COMPENSATION.

         SUMMARY COMPENSATION TABLE. The following table sets forth certain summary information regarding the compensation of the executive officers whose total salary and bonus for the year ended December 31, 1999, 1998, and 1997, exceeded $100,000:



                                                                                                                 Long-term
                                                                                                               Compenstation
                                                                   Annual Compensation                             Awards
                                                      ----------------------------------------------          ----------------
                                                                                                                 Securities
                                                                                        Other Annual             underlying
      Name and Principal Position       Year          Salary(1)          Bonus          Compensation          Options/SAR's(5)
      ---------------------------       ----          ---------          -----          ------------          ----------------

      David Brooks,(2)                  1999          $143,750            0                  0                       0
      Co-Chairman                       1998            50,000            0                  0                       0
                                        1997           191,917            0                  0                       0

                                        1999          $ 58,333            0                  0                       0
      Mary Kreidell (3)                 1998           100,000            0                  0                       0
      Chief Financial Officer           1997           100,000            0                  0                       0

      Sandra Hatfield                   1999          $149,196            0                  0                       0
      President of Point Blank          1998           149,080            0                  0                       0
                                        1997           100,330            0                  0                       0

                                        1999          $118,841            0                  0                       0
      Joseph Giaquinto                  1998           107,886            0                  0                       0
      President of NDL                  1997           100,000            0                  0                       0


      Leonard Rosen,(4)                 1999          $165,400            0                  0                       0
      President of PACA                 1998           163,750            0                  0                       0
                                        1997           147,596            0                  0                       0

      ------------------------------------------------------------------------------------------------------------------------

                                       5



(1) Although certain officers receive certain benefits, such as auto allowances and expense allowances, the value of such perquisites did not exceed the lesser of $50,000 or 10% of the respective officers' salary and bonus.
(2) Certain warrants were awarded to Mrs. Terry Brooks in 1994 and Mr. David Brooks in 1996; see "Employment Agreements" and "Certain Transactions."
(3)      Mary Kreidell left the Company in June, 1999.
(4)      Mr.  Rosen is the  lessor  of  PACA's  premises  in  Norris, Tennessee.
         See "Properties" and "Certain Transactions." The Company does not consider the lease payments to be compensation, because they are not in excess of the fair market value of the lease.
(5) In October 1995, the Company adopted a plan (the "1995 Stock Option Plan" or the "Plan") pursuant to which the Board of Directors or a committee (the "committee") of the Board is authorized to award up to 3,500,000 shares of Common Stock, after giving effect to the 50% stock dividend paid on July 16, 1996, to selected officers, employees, agents, consultants and other persons who render services to the Company. The options may be issued on such terms and conditions as determined by the Board or Committee, and may be issued so as to qualify as incentive stock options under Internal Revenue Code Section 422A. The directors who are authorized to award options are not eligible to receive options under the Plan. The Company has filed a registration statement with respect to the Plan, and shares ("Option Shares") of Common Stock acquired under the Plan are eligible for resale by non-affiliates without further registration under the Act; Option Shares acquired by affiliates of the Company are subject to the registration requirements of the Act.



         EMPLOYMENT AGREEMENTS. Mr. Brooks, Chairman of the Board of DHB Capital Group Inc. is employed pursuant to a five-year employment agreement, which was entered into April 1, 1996. Pursuant to the agreement Mr. Brooks receives an annual salary of $250,000 through April 2001, with annual increases of $25,000. The terms of Mr. Brooks' contract provides for 750,000 warrants per year exercisable at $2.33 for five years. As the Company has businesses in Florida and requires Mr. Brooks to spend considerable time there, this contract includes provisions for the reimbursement of certain of his Florida living expenses. In September 1998, Mr. Brooks' employment agreement was amended to reflect his position as Chairman. There were no other changes to Mr. Brooks' employment agreement.

         STOCK WARRANTS. During 1999, the three members of the board were awarded 25,000 warrants exercisable at $3.25 for three years for serving as board members. The Board of Directors granted during the year ended December 31, 1997, 50,000 warrants exercisable at $2.00 for three years to the president of Point Blank, Sandra Hatfield. No additional stock options, warrants or similar securities, rights or interests were granted to any of the executive officers of the Company listed in the Summary Compensation Table above, no options, warrants or similar securities, rights or interests were exercised by any such executive officers with the exception of Joseph Giaquinto, who exercised 49,500 warrants in 1998.

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes of ownership of Common Stock and other equity securities of the Company.

         To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required during the fiscal year ended December 31, 1999, all
Section 16(a) filing requirements applicable to its officers, directors and greater-than-ten-percent beneficial owners were complied with.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth the beneficial ownership of the Company's Common Stock as of June 5, 2000, for (i) each person known by the Company to beneficially own more than five percent of the shares of outstanding Common Stock, (ii) each of the executive officers listed in the Summary Compensation Table in "Executive Compensation" and (iii) all of the Company's executive officers and directors as a group. Except as otherwise indicated, all shares are beneficially owned, and the persons named as the owners hold investment and voting power.



                                                                Number of Shares
          Name                        Address                  Beneficially Owned       Percent Owned(1)
          ----                        -------                  ------------------       --------------

David Brooks (2),(3)       555 Westbury Ave                        19,275,600(2)               59%
                           Carle Place, NY 11514

Jeffrey Brooks(3)          1500 South Ocean Blvd.                   1,595,758                   4%
                           Boca Raton, FL 33234

Morton Cohen(4)            555 Westbury Ave                         1,290,300(4)                3%
                           Carle Place, NY 11514

Joseph Giaquinto(5)        4031 NE 12th Terrace                        63,800                   *
                           Oakland Park, Fl 33334

Sandra Hatfield            4031 NE 12th Terrace                        50,000(6)                *
                           Oakland Park, Fl 33334

Gary Nadelman(7)           555 Westbury Ave                           260,000(7)                *
                           Carle Place, NY 11514

Leonard Rosen              148 Cedar Place                             45,142(8)                *
                           Norris, TN

Dawn Schlegel              555 Westbury Ave.                            5,000(9)                *
                           Carle Place, NY 11514

All officers and Directors as a group                              20,989,842(10)              53%(10)

__________________

* - Less than one (1%) percent.

                                       7


1. Based upon 32,332,181 shares outstanding as of June 5, 2000 excluding by the currently exercisable options and warrants of 7,417,000 shares of common stock held by directors and officers.

2. Consists of 7,500,600 shares owned by Mr. Brooks and 4,500,000 owned by his wife as custodian for his minor children, and 4,250,000 shares which may be acquired by Mrs. Brooks upon exercise of a currently exercisable warrant and 3,000,000 shares which may be acquired by Mr. Brooks at $2.33 per share and 25,000 shares which may be acquired by Mr. Brooks at $3.25 per share upon exercise of a currently exercisable warrant.

3. Messrs. Jeffrey Brooks and David H. Brooks are brothers. Each disclaims beneficial ownership of the shares owned by the other.

4. Clarion Capital Corporation, Clarion Offshore Fund Ltd, and Clarion Partners of which Morton Cohen is an executive or director, own these 1,265,300 shares and 25,000 shares which may be acquired by Mr. Cohen at $3.25 per share upon exercise of a currently exercisable warrant for serving on the Board

5. Includes 33,000 shares acquirable under currently exercisable warrants awarded to Mr. Giaquinto.

6. Includes 50,000 shares acquirable under currently exercisable warrants awarded to Mrs. Hatfield.

7. Includes 25,000 shares which may be acquired by Mr. Nadelman at $3.25 per share upon exercise of a currently exercisable warrant for serving on the Board

8. Does not include 4,350 shares owned by Mr. Rosen's wife, as to which Mr. Rosen disclaims beneficial ownership.

9. Includes 5,000 shares acquirable under of a currently exercisable warrant

10. Includes 7,417,000 currently exercisable warrants of common stock held by directors and officers



DIRECTOR'S MEETINGS

In 1999 and 1998 the Audit Committee and the Compensation Committee was composed of Mary Kriedell, Gary Nadelman and Morton Cohen. Both Mr. Nadelman and Mr.
Cohen are out side Directors of the company. The Committee did not hold any formal meetings but discharged their responsibility throughout the year through personal meetings and other communications.

The Company held several telephonic meetings of the Board of Directors in 1999 and 1998. The Company's Directors discharge their responsibilities throughout the year by personal meetings and other communications, including frequent and considerable telephone contact with each other regarding matters of interest and concern to the Company. Formal action is customarily accomplished by the unanimous written consent of the Directors.

COMPENSATION OF DIRECTORS

During 1999 and 1998, Directors who were not officers or employees of the Company ("Outside Director") did not receive any compensation for serving as such, but were reimbursed for their direct expenses incurred in connection with the discharge of their responsibilities.


COMPENSATION COMMITTEE INTERLOCK AND INSIDER PARTICIPATION


There are no compensation committee interlock relationships to be disclosed pursuant to item 402 of Regulation S-K

BOARD REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee is responsible for developing the Company's executive compensation policies and determining the compensation paid to the Company's Chief Executive Officer and its other executive officers.

The Compensation Committee did not hold any formal meetings during 1998 and 1999 but discharged their responsibility throughout the years through personal meetings and other communications. The Committee considers the current executive compensation appropriate for executives performing comparable services.

PERFORMANCE GRAPH

The following indexed graph indicates the Company's total return to its stockholders since September 4, 1998 (the day the Company's stock began trading on the NASDAQ) as compared to the total return for the NASDAQ Market Index and Medical Appliances/Equipment Industry Group Index (as complied by Media General Financial Service).



----------------------------------------------------------------------------------------------------------------

Company/Index/Market                 6/4/98        9/30/98       12/32/98      3/31/99     6/30/99       9/30/99
----------------------------------------------------------------------------------------------------------------
DHB Capital                          100.00          98.65         110.81        67.57       89.87         64.86
----------------------------------------------------------------------------------------------------------------
Medical Appliance/Equipment          100.00         110.40         134.18       132.43      148.78        135.61
----------------------------------------------------------------------------------------------------------------
NASDAQ Market Index                  100.00         113.64         147.73       165.04      179.59        183.51
----------------------------------------------------------------------------------------------------------------


CERTAIN  TRANSACTIONS

         The Company has funded certain of its acquisitions through the use of term loans from Mr. David H. Brooks, Chairman of the Board of the Company, and Mrs. Terry Brooks, his wife. The balance of the shareholder loans at December 31, 1999 is $16,046,469. These shareholders loans expire in November 2001.

         The interest paid on shareholder loans to date is $475,447. In 1998, the Company granted warrants to purchase 500,000 shares of Common Stock, at a price of $3.50 per share and expiring in January 2003, to Mrs. Brooks in consideration for the outstanding and additional loans lent to the Company in February 1998. The Company entered into an employment agreement in April 1996 with Mr. Brooks, See - "Employment Agreements".

         NDL, Point Blank and OPI operate at a 67,000 square foot office and manufacturing facility located at 4031 N.E. 12th Terrace, Fort Lauderdale, Florida 33334, which it leases from V.A.E. Enterprises ("V.A.E."), a partnership controlled by Mrs. Brooks and beneficially owned by Mr. and Mrs. Brooks' minor children, which purchased the Facility on or about January 1, 1995. The lease is a 5-year net-net lease expiring in 2000; with annual base rental is $480,000 and is scheduled to increase by 4% per year. The Company, as lessee, is responsible for all real estate taxes and other operating and capital expenses. In the opinion of management, the rental is fair and reasonable and is approximately at the same rate that could be obtained from an unaffiliated lessor for property of similar type and location.

         PACA leases 23,400 square feet of office, manufacturing and warehouse space at 148 Cedar Place, Norris, Tennessee from Leonard Rosen, President of PACA, at a present annual rental of $43,200, plus real estate taxes of approximately $4,800 annually. The Company is currently leasing this space on a month-to-month basis. In the opinion of management, the rental is fair and reasonable and is approximately at the same rate that could be obtained from an unaffiliated lessor for property of similar type and location. In the opinion of management, PACA's facilities are adequate for its current needs and for its needs in the foreseeable future.

PROPOSAL 2

APPOINTMENT OF INDEPENDENT ACCOUNTANTS

Management proposes this appointment of Paritz and Company P.A. as independent accountant to examine the financial statements of the Company for the fiscal years 1999 and 1998. The Board of Directors has directed that such appointment be submitted for ratification by the shareholder at the meeting.

Paritz and Company P.A. has served as the independent accountants for the Company since January 23, 1999. A representative of Paritz and Company P.A. is expected to be present at the meeting and will have the opportunity to make statements if he desires to do so and will be available to respond to appropriate questions.

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


The affirmative vote of a majority of the Common Shares present, in present or represented by proxy, is required for ratification of the appointment of Paritz and Company P.A. as the independent accountants.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR RATIFICATION OF THE APPOINTMENT OF PARITZ AND COMPANY P.A.

ANNUAL REPORT

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 1999 AND 1998 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE MAILED WITHOUT CHARGE TO SHAREHOLDERS.

FUTURE PROPOSALS

If any shareholder wishes to submit a proposal for inclusion in the Proxy Statement for the Company's 2001 Annual Meeting, the rules of the United States Securities and Exchange Commission require that such proposal be received at the Company's principal executive officer by a reasonable time prior to January 31, 2001 annual meeting. All such proposals are subject to the applicable rules and requirements of the Securities and Exchange Commission.

                                  OTHER MATTERS

Management knows of no other matters to come before the meeting other than those referred to in the Notice of Meeting. However, should any other matters properly come before the meeting, the shares represented by the proxy solicited hereby will be voted on such matters in accordance with the best judgment of the person voting the shares represented by the proxy.














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
                       BY ORDER OF THE BOARD OF DIRECTORS

                                DAWN M. SCHLEGEL
                                    SECRETARY

                             DHB CAPITAL GROUP INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Dawn Schlegel with the power of substitution, as Proxy or Proxies of the undersigned, to attend and Act for and on behalf of the undersigned at the Annual Meeting of Shareholders of the Company to be held at the offices of the Company located at 555 Westbury Ave. Carle Place, NY 11514 at 5:00 PM local time on July 21, 2000 and at any adjournment thereof hereby revoking any prior Proxy or Proxies. This Proxy when properly executed will be voted as directed herein by the undersigned. IF NO DIRECTION IS MADE, SHARES WILL BE VOTED FOR THE ELECTION OF DIRECTORS NAMED IN THE PROXY AND FOR PROPOSAL 2.

[X]      Please mark your votes as in this example.

1.       To elect as directors, all the persons names below.

              David H. Brooks                        Gary Nadelman
              Morton A. Cohen                        Dawn M. Schlegel
              For: ___________                       Withhold Vote: ___________

         For, except vote withheld form the following nominee(s).

2.       To appoint Paritz and Company P.A. as Independent Accountants of the
         Company.

         For:________          Against: ___________          Abstain: __________

3.       In their discretion, the proxies are authorized to vote upon such
         business as may   properly come before the meeting.

(Signature should conform exactly to name shown on the proxy. When joint tenants hold shares, both should sign. Executors, administrators, guardians, trustees, attorney and officers signing for corporations should give full title).

                  Date: _______________________________________________

                  Signature: __________________________________________

                  _____________________________________________________
                            Signature if held jointly

Date, sign and return the Proxy Card promptly using the enclosed envelope.

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